UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2025
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
5956 Sherry Lane, Suite 700, Dallas, TX 75225	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 14, 2025, Creative Media & Community Trust Corporation (the “Company”) received approval from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), to transfer the listing of the Company’s common stock, $0.001 par value per share (the “Common Stock”), from the Nasdaq Global Market to the Nasdaq Capital Market. The transfer of listing will be effective as of April 17, 2025. The Common Stock will continue to trade under the symbol “CMCT”.

The Nasdaq Capital Market is a continuous trading market that operates in substantially the same manner as the Nasdaq Global Market. All companies whose securities are listed on the Nasdaq Capital Market must meet certain financial requirements and adhere to Nasdaq’s corporate governance standards.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed two amendments to its charter (each, an “Amendment” and collectively, the “Amendments”) with the State Department of Assessments and Taxation of Maryland, to effectuate a one-for-twenty-five reverse stock split (the “Reverse Stock Split”) of the Common Stock. Pursuant to the first Amendment, effective as of 12:01 am Eastern Standard Time on April 15, 2025 (the “Effective Time”), every twenty-five shares of Common Stock, issued and outstanding immediately prior to the Effective Time will be automatically combined into one issued and outstanding share of common stock, par value $0.025 per share. The second Amendment, effective as of 12:02 am Eastern Standard Time on April 15, 2025, will revert the par value of the Company’s issued and outstanding common stock to $0.001 per share.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendments, which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2 and incorporated into this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
3.1*	Creative Media & Community Trust Corporation Articles of Amendment (reverse stock split).
3.2*	Creative Media & Community Trust Corporation Articles of Amendment (par value decrease).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: April 17, 2025	By:	/s/ Barry N. Berlin Barry N. Berlin Chief Financial Officer